UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to SECTION 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 1, 2007

Invu, Inc.
(Exact name of registrant as specified in its charter)

Colorado	000-22655	84-1135638
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Beren, Blisworth Hill Farm Stoke Road Blisworth, Northamptonshire, United Kingdom NN7 3DB
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:	44 1604 859 893

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

Item 3.02.	Unregistered Sales of Equity Securities

On June 1, 2007, INVU, Inc. (“Invu” or the “Company”) entered into a Placing Agreement (the “Placing Agreement”) with Arbuthnot Securities Limited (“Arbuthnot”), the Company’s Nominated Advisor for the AIM market, whereby Arbuthnot agreed to place 13,333,333 new common shares (no par value) of the Company (the “Placing Shares”) with institutional and other investors at a price of 30 pence (or approximately US$0.59) per share (the “Placing Price”) to raise approximately £4.0 million (or approximately US$7.9 million), before expenses (the “Placing”). Pursuant to the Placing Agreement, Arbuthnot is entitled to receive three percent (3%) of the aggregate value of the Placing Shares at the Placing Price. The Placing Shares represent approximately 13.3 percent of the existing issued share capital of the Company. The sale of the Placing Shares has closed, the Placing Shares have been admitted to trading in the AIM market, and trading in the Placing Shares has commenced on the AIM market.

The Placing Shares were not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption afforded by the provisions of Regulation S, as promulgated by the Securities and Exchange Commission under the Securities Act. As a result, the Placing Shares are “restricted securities” and may not be offered or sold in the United States unless in accordance with Regulation S, pursuant to registration under the Securities Act or pursuant to an applicable exemption from registration requirements, and hedging transactions involving the Company’s common shares may not be conducted unless in compliance with the Securities Act. The certificates representing the Placing Shares will contain a legend setting forth these restrictions.

The Company’s reliance on Regulation S was based on representations from the Company and Arbuthnot that: (i) the offer of sale of the Placing Securities were made in an offshore transaction (as defined in Regulation S), and (ii) neither the Company, Arbuthnot nor any of their respective affiliates had engaged in or would engage in any directed selling activities or had made or would make, directly or indirectly, offers or sales of the Placing Shares to US Persons (as defined in Regulation S) or in the United States or solicit offers to buy or otherwise negotiate in connection with the Placing Shares from US Persons or in the United States. The Placing Agreement provided that the Company will refuse to register any transfer of its common shares not made in accordance with Regulation S or pursuant to an available exemption from registration under the Securities Act.

Arbuthnot also agreed: (i) not to offer or sell such securities other than in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration, (ii) not to engage in hedging transactions with regard to such securities unless in compliance with the Securities Act, and (iii) to send a confirmation or other notice to purchasers of the Placing Shares stating that the purchaser is subject to the same restrictions on offers and sales of the Company’s common shares that apply to Arbuthnot.

In addition, each purchaser has represented, among other things: (i) that, at all relevant times, the purchaser was outside the United States, (ii) that no offer of Placing Shares was made to the purchaser in the United States, (iii) that the purchase was not prearranged with a purchaser in the United States who is a U.S. Person or part of a plan or scheme to evade the registration requirements of the Securities Act, (iv) that the purchaser is not a U.S. person or acquiring the Placing Shares on behalf of a U.S. person, (v) that they were aware that the Placing Shares were not registered under the Securities Act and of the restrictions on transfer of the Placing Shares, (vi) that hedging transactions with respect to the Placing Shares may not be conducted unless in compliance with the Securities Act, and (vii) any resales of the Placing Shares would be in compliance with Regulation S, pursuant to an effective registration statement under the Securities Act, or pursuant to an available exemption from registration.

The Placing Shares rank pari passu with the existing common shares (of no par value) in the share capital of the Company and are subject to the same Regulation S transfer restrictions as the shares issued by the Company in January 2004, at the time of the admission of its shares to trading on AIM, and the further issue of shares in November 2004.

The foregoing descriptions of the Placing Agreement is merely a summary, is not intended to be complete and is qualified in its entirety by the complete text of the Placing Agreement, which is filed as exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

THIS CURRENT REPORT ON FORM 8-K DOES NOT CONSTITUTE AN OFFER TO SELL, OR SOLICITATION OF AN OFFER TO PURCHASE, SECURITIES OF INVU. ANY OFFER OF SECURITIES MADE BY INVU, OR ANY OTHER PERSON ON INVU’S BEHALF, MAY BE MADE ONLY PURSUANT TO MATERIALS AND OTHER OFFERING DOCUMENTS PREPARED BY INVU AND DELIVERED TO QUALIFIED PURCHASERS EXPRESSLY FOR USE IN CONNECTION WITH SUCH TRANSACTION. THE PLACING SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES ABSENT REGISTRATION OR AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT.

Item 8.01.	Other Events.

As of January 31, 2007, the end of the Company’s most recent fiscal year, the Company had greater than 300 shareholders of record and more than $10 million in assets, thus requiring the Company to resume its reporting obligations under Section 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Pursuant to Rule 12h-3(e) promulgated under the Exchange Act, the Company was required to resume its reporting obligations by filing its annual report on Form 10-K not later than 120 days following the end of its fiscal year, or May 31, 2007. On June 1 2007, the Company filed a Form 12b-25 reporting that the Company would not be able to file its annual report on Form 10-K as of and for the year ended January 31, 2007 by May 31, 2007. Under the extension provided by Rule 12b-25, the Company has until June 15, 2007 to timely file the Form 10-K.

Item 9.01	Financial Statements and Exhibits.
(c)	Exhibits.

The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit Number	Description of Exhibit

10.1	Placing Agreement, dated June 1, 2007, by and between Arbuthnot Securities Limited and Invu, Inc., relating to the placement of 13,333,333 new common shares (of no par value) of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVU, INC.

Date: June 7, 2007	By:	/s/ John Agostini
Name:	John Agostini
Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

10.1	Placing Agreement, dated June 1, 2007, by and between Arbuthnot Securities Limited and Invu, Inc., relating to the placement of 13,333,333 new common shares (of no par value) of the Company.